CENTURY CAPITAL MANGEMENT

INVESTING FOR LONG-TERM GROWTH AND INCOME SINCE 1928

[Logo]

CENTURY


                                                                         CENTURY
                                                                          SHARES
                                                                           TRUST



SEVENTY-SECOND
ANNUAL REPORT

[Graphic Omitted]

CENTURY SHARES TRUST IS FOR INVESTORS SEEKING LONG-TERM GROWTH OF PRINCIPAL AND INCOME BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF FINANCIAL SERVICES COMPANIES, INCLUDING THOSE ENGAGED IN BANKING AND INSURANCE.

Companies can be evaluated from many perspectives. One measurement that we look for when investing is excellent management. We expect management to build shareholder value. We seek businesses capable of growing book value plus dividends per share 15% per year compounded over rolling five- year periods.

                                     [Logo]
                                    CENTURY
                                  SHARES TRUST
                               One Liberty Square
                           Boston, Massachusetts 02109
                            617-482-3060 800-321-1928

SHAREHOLDER HOTLINE
800-303-1928

OFFICERS AND TRUSTEES
Allan W. Fulkerson, Trustee and Chairman
William O. Bailey, Trustee
John E. Beard, Trustee
John R. Casey, Trustee
William W. Dyer, Jr., Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee
Richard F. Cook, Jr., Secretary

INVESTMENT ADVISER
Century Capital Management, Inc.

AUDITORS
Deloitte Touche LLP

CUSTODIAN
State Street Bank and Trust

TRANSFER AGENT
Boston Financial Data Services, Inc.

LEGAL COUNSEL
Palmer and Dodge LLP

Regarding the indexes cited in this annual report:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged equities regarded by many investors to be representative of the stock market in general.

o The Lipper Growth and Income Fund Index (Lipper G&I) tracks the results of 30 large mutual funds that seek growth of capital and income. Those funds are managed investment accounts with all the associated requirements and costs.

o These indexes are not available for investment. Unless otherwise indicated, index results include reinvested dividends.

The Trust's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. This report may be distributed only to current shareholders or to other persons who have received a current prospectus of the Fund.

DEAR FELLOW SHAREHOLDERS

The 1990s were an outstanding decade in American economic history, with 1999 being the fifth consecutive year in which the S&P 500, a leading stock market index, rose by more than 20%. Analysis reveals sharply different performance for individual stocks, with a handful of technology-oriented companies driving the cap-weighted indexes to new highs. While the action of the market index is unprecedented, the pattern of increasingly narrow focus on a small number of wildly popular stocks is reminiscent of 1972 and 1987, and the current enthusiasm for technology is a reminder of the early 1960s.

Without question, the world has changed. Technology is creating major new enterprises. Existing businesses must adapt and lead or become extinct. In this environment, the Trust's total annual return of -12.4% was disappointing, but it is important to keep perspective. As shown on page seven of this report, over the past 24 years there have been 18 up years and six down years. Of those down years many were followed by a one or two-year period of combined gains exceeding 50%. Importantly, each such period was followed by positive results reflecting the underlying growth of portfolio companies.

In the 1997 annual report, I said: "Looking to the period ahead, I must suggest caution. There are many risks investing today, some controllable, some not. What I have found enduring over the years is to own the best businesses, to invest in the best people, and to focus on quality, consistency, and profitability. Regardless of short-term fluctuations, remaining true to these principles should enable an investor to cope and prosper far better than with most other investment alternatives. We remain highly positive about the long-run ability of the excellent companies in which we are invested to provide competitive returns in the years ahead."

For decades, the risk management industry in which we specialize has been characterized by growth, consolidation, and change. Now must be added the forces of convergence and technology. The single most important story of 1999 was the passage of the Gramm-Leach-Bliley Act, effectively repealing the 1933 Glass-Steagal Act. This legislation sets the stage for consolidation among financial services organizations on a much broader scale than has been allowed in 67 years. The winners will focus on implementing new technologies to maximize cost efficiencies in bringing their products to consumers.

Looking beyond the months ahead, I see an exciting future for our areas of specialization. Remarkably, this potential is virtually unrecognized in current absolute and relative valuations. At year-end, the Trust's weighted portfolio reflected a 45% discount to that of the S&P 500, one of the largest such discounts in 50 years and more than double the average discount of this period.

As discussed in prior reports, the Trust's adviser has added depth and breadth to its investment professional staff. In December, John Casey and Lanny Thorndike were also elected trustees. We are delighted that they have assumed these additional responsibilities. Their initiative has enabled the Trust's adviser to organize Century Small Cap Select Fund, a new fund designed to invest in smaller companies that offer superior growth prospects at a reasonable price. Investing entails risk; there are global risks and excess in some areas of the stock market. There will be price corrections, but we have found over the years that investing in well-managed businesses can be rewarding. We look to the future with confidence.

                  Respectfully submitted,

              /s/ Allan W. Fulkerson

                  Allan W. Fulkerson
                  Chairman
                  February 10, 2000

ADVISER'S OVERVIEW AND MARKET COMMENTARY

INSURANCE AND FINANCIAL SERVICE COMPANY STOCKS SOLD OFF THROUGHOUT THE YEAR. WHAT DO YOU THINK CAUSED THESE DECLINES?
As our long-time shareholders know, the Trust's investment objective is long-term growth of capital and income, our goal since 1928. The Trust and its investment adviser have long specialized in insurance and bank stocks. During the past year, financial stocks, as well as many "value" stocks, were not in favor, as the market focussed on a relatively narrow band of technology-oriented companies. Modestly rising interest rates are typically beneficial for the earnings of insurance companies. In the 1999 environment, however, short-term traders used the potential of higher rates, coupled with cyclical pricing and profit pressures for some insurance companies, to sell these "value" stocks aggressively. Current prices now reflect some of the most attractive relative valuations seen in decades.

HOW DID THE TRUST'S INVESTMENTS PERFORM ON A FUNDAMENTAL BASIS IN THIS ENVIRONMENT?
Overall, the Trust's holdings are estimated to report a weighted 2% earnings growth for 1999; such results reflect an operating environment for several property-casualty insurers that had catastrophic losses and margin deterioration among personal auto insurers. Excluding these areas, portfolio companies should post a weighted 11% growth in operating earnings during the year, with strength across life insurance, brokerage, and banking stocks. The rising interest rate environment should have a positive impact on earnings for many of the Trust's portfolio holdings.

We expect our companies to weather occasional difficult years. This is why we evaluate a company's progress over a number of years. At year-end 1999, the Trust's portfolio reported an estimated weighted compounded annual growth rate in book value per share plus dividends of 16.3%, which compares favorably to the S&P 500's 14.0%.

HOW HAVE YOU MANAGED THE TRUST IN THIS ENVIRONMENT?
Cautiously. We do not want to get caught up in the reactionary mood of the market. That said, the best buying opportunities emerge when a sector is grossly out of favor; 1999 was no exception. During the year, we had the opportunity to invest in several attractive growth companies at favorable absolute and relative valuations.

INSURANCE AND BANK STOCKS 1999 MEDIAN PRICE PERFORMANCE

-18%                BANKS (29)
-15%                LIFE & HEALTH INSURERS (30)
-18%                PROPERTY CASUALTY INSURERS (34)
-17%                SPECIALTY INSURERS (14)

NOTE: ALL U.S. LISTED INSURANCE COMPANY STOCKS WITH MARKET VALUES IN EXCESS OF $500MM AT 12/31/99. BANKS REPRESENT MONEY CENTER AND REGIONAL BANKS AS REPORTED IN THE STANDARD AND POORS S&P 500 INDEX FOR 12/31/99. SOURCE: SNL, STOCKVAL, S&P AND CCM RESEARCH.

RELATIVE PRICE-TO-EARNINGS RATIO CST VS S&P 500 AS OF 12/31/99

1979                71.6%
1980                61.1%
1981                81.4%
1982                77.3%
1983                80.8%
1984               125.4%
1985               120.3%
1986                68.8%
1987                63.7%
1988                72.7%
1989                82.8%
1990                63.2%
1991                  50%
1992                  68%
1993                62.3%
1994                75.6%
1995                  78%
1996                78.4%
1997                81.1%
1998                66.2%
1999                  55%

         COMPANIES IN THE TRUST'S PORTFOLIO ARE AT ATTRACTIVE VALUATION
                            RELATIVE TO THE S&P 500

ADVISER'S OVERVIEW AND MARKET COMMENTARY

HOW IS THE TRUST POSITIONED TODAY?
Over the year, ten new companies were added, one was eliminated, and eight others were pared back significantly. Broadly speaking, we reallocated capital to "specialty" financial firms that we believe will benefit from changes in the competitive landscape, legislation, and technology and that exhibit attractive growth opportunities. Being confident in management's ability to execute in the current environment, we initiated positions in specialty property-casualty insurers, fee-based banking, and technology-based outsourcing companies that service banks and insurers.

WHERE DO YOU SEE OPPORTUNITIES FOR 2000 AND BEYOND?
Frankly, just about everywhere. Last year not only created unusually attractive buying opportunities from a valuation standpoint, but also saw the repeal of the 1933 Glass-Steagall Act, representing a major move forward for insurance and banking deregulation. We expect some merger and acquisition activity from this, as well as new alliances among insurers, banks, and securities firms. In addition, internet and e-finance applications are beginning to make meaningful inroads in affecting consumer behavior and corporate strategies. Finally, last year we began to see real evidence of a bottom in the 15- year-old property-casualty pricing cycle. Many companies are feeling the pain of poor underwriting decisions from prior years. In this environment, we believe there will be winners, particularly within reinsurance, brokerage, and specialty markets like Bermuda.

INSURANCE
With this in mind, we initiated positions for the Trust in XL Capital, Renaissance Re, and Mutual Risk Management, all Bermuda- based specialists. We also added Everest Re, as well as commercial broker AJ Gallagher and specialty insurer HCC Holdings. Earnings growth and return on capital for these companies are attractive, and their business models are well positioned for changes in the market. The Trust's overall exposure to the brokerage (15%) and specialty segments (29%) stood at 44% at year-end.

LIFE INSURANCE
On the life insurance side, we were in a holding pattern most of last year in anticipation of a large supply of brand name demutualizations early in 2000 and of exposure to equity market volatility through variable annuity products. Keeping an eye on valuations in this group, we expect several of these players will be direct beneficiaries of recent financial services reform legislation that allows banks, brokers, and insurance companies to buy one another.

BANKING
In the banking area, the Trust's exposure was reduced to regional banks with large credit card receivables and focused directly on fee-based models with recurring revenue and sustainable advantages, such as Bank of New York's leadership in securities processing. We also added Fiserv, a database-outsourcing provider to the banking and insurance industries and, we believe, a direct beneficiary of consolidation within those markets.

HEALTHCARE INSURERS
We made a foray into the health insurance arena with an opportunistic purchase of United Healthcare last year. Relative to the price we paid, this company, too, has unique profitability leverage in the current medical care environment and a growing portfolio of intriguing fee-based businesses.

SPEAKING OF FINANCIAL SERVICES REFORM, HOW DO YOU THINK THIS IMPORTANT PIECE OF LEGISLATION WILL AFFECT YOUR PORTFOLIO COMPANIES AND THEIR INDUSTRIES OVER THE NEAR AND LONG TERM?
We are excited about the visibility aspects of the legislation from a short-term perspective. Insurance, banking, and financial services firms provide two functions - asset protection and wealth management - and they produce over a trillion dollars of revenues in the United States. The legislation comes at a time when retirement planning and risk management needs are expanding on a global scale. These businesses also are ideal in an e-commerce environment, i.e., contract-based products and data-intensive front and back offices. So we see a lot of opportunities for certain companies to grow and for these industries to rationalize capital and operating costs overall.

We believe reform-related consolidation will begin with some acquisitions and several joint venture alliances between these previously separated sectors. We consider companies that have distribution advantages to be most attractive candidates for acquisitions and joint venture opportunities, particularly in the areas of asset accumulation and consumer-oriented products. European companies will continue to seek U.S. market exposure and expertise through acquisition. All said, U.S. companies will be a major focal point for growth and merger activity over the next few years.

HOW DO YOU EVALUATE WHEN IS A GOOD TIME TO SELL STOCKS OR HARVEST GAINS?
Our sell discipline is straightforward and based upon the same fundamental logic that drives our buy decisions. Generally speaking, we sell a stock when we see a fundamental deterioration in a company's three to five-year growth prospects relative to its stock valuation. That can be driven by changes in the competitive environment (e.g., pricing pressure, cost of capital, or distribution), by changes in a company's management or strategy, or, what is more likely, by the lack thereof. That said, we hold to a two to five-year outlook and resist selling solely on short-term volatility in any particular stock's price.

We try to maximize after-tax returns to shareholders in the selling process. As fundamental research investors, we model all of our companies from a financial perspective and assign stock valuations predominately on a conservative discounted cash flow basis, adjusted to reflect after-tax realized gains or losses. Timing depends upon when and where we can redeploy that capital at more attractive returns over a reasonable time frame. In 1999, there were several attractive opportunities to do just that, and we have already earned back half of the estimated tax exposure realized.

The table to the left lists the Trust's ten largest holdings, ranked by percentage of the year-end invested assets. Although they all fall into the categories of insurance and banking, there is very little direct overlap of core markets across the group. This reflects not only how diverse these industries are, but also the success of our long-term investment philosophy in selecting market leaders.

/s/ John Casey                               /s/ Lanny Thorndike
    John Casey                                   Lanny Thorndike
    Trustee and Member of                        Trustee and Member of
    Investment Committee                         Investment Committee

                             PORTFOLIO COMPOSITION

                                    12/31/99

                    PROPERTY & CASUALTY INSURANCE      29%
                    SPECIALTY INSURANCE                29%
                    LIFE & HEALTH INSURERS             17%
                    INSURANCE BROKERS                  15%
                    BANKS                               9%
                    CASH                                1%


                             PORTFOLIO COMPOSITION

                                    12/31/98

                    PROPERTY & CASUALTY INSURANCE      38%
                    SPECIALTY INSURANCE                22%
                    LIFE & HEALTH INSURERS             22%
                    INSURANCE BROKERS                   9%
                    BANKS                               7%
                    CASH                                2%

AMERICAN INTERNATIONAL

GROUP                                                                      7.7%
Global insurance and financial services, particularly in the U.S. and Asia.

AON CORPORATION                                                            7.2%
Global brokerage, consulting and specialty insurance.

CINCINNATI FINANCIAL                                                       7.2%
Regional commercial property-casualty insurance.

MBIA INC.                                                                  6.5%
Financial guaranty and credit enhancement products worldwide.

BERKSHIRE HATHAWAY                                                         5.9%
Financial investment and insurance.

PROGRESSIVE CORP.                                                          5.2%
Personal automobile insurance.

AMERICAN GENERAL CORP.                                                     4.7%
Life, annuity and consumer finance.

CHUBB CORP.                                                                4.5%
Specialty commercial and personal insurance.

TORCHMARK CORP.                                                            4.5%
Life insurance and distribution.

JP MORGAN & CO.                                                            4.1%
Global finance and private banking.

INVESTMENT RESULTS

As noted in the Century Shares Trust prospectus and repeated often in shareholder reports, our investment objective is long-term growth of principal and income. Thus, we focus on long-term results whether evaluating the companies in which we invest or the investment performance of the Trust. Below we show details of an investment made in the Trust on December 31, 1975, the beginning of the year in which the senior members of current management assumed accountability. Data are shown for each year in order to provide some historical perspective for long-term investors. This year, we are showing the Trust's performance in comparison with both the S&P Index and the Lipper Growth and Income Fund Index, a performance measurement covering mutual funds that have investment objectives similar to the Trust. For investors interested in results for other periods, including since inception in March, 1928, please contact the Shareholder Services Department of the Trust.

TWENTY-FOUR YEAR INVESTMENT RECORD PER SHARE

                                               Value of                                               Annual Total Returns
    Year          Number of      Value of     Reinvested      Value of        Total         ----------------------------------------
    Ended          Shares        Original    Capital Gain    Reinvested      Value of                                         Lipper
    12/31          Owned          Share     Distributions    Dividends      Investment         CST           S&P 500           G&I
------------------------------------------------------------------------------------------------------------------------------------
     1975          1.000         $ 9.07                                       $ 9.07
     1976          1.029          12.05        $  0.00        $  0.35          12.40           36.7%           23.9%           25.7%
     1977          1.087          11.17           0.30           0.67          12.14           -2.1            -7.2            -3.6
     1978          1.191          11.20           1.00           1.14          13.34            9.9             6.6             8.0
     1979          1.336          12.15           2.18           1.90          16.23           21.7            18.6            23.9
     1980          1.526          11.32           3.35           2.61          17.28            6.4            32.5            28.3
     1981          1.706          12.17           4.82           3.77          20.76           20.2            -4.9            -1.4
     1982          1.881          12.25           5.73           5.06          23.04           11.0            21.6            24.2
     1983          2.047          13.62           7.35           6.91          27.88           21.0            22.6            22.8
     1984          2.296          14.02           9.63           8.55          32.20           15.5             6.3             4.3
     1985          2.534          18.22          15.43          12.52          46.17           43.4            31.7            28.6
     1986          2.765          18.30          18.47          13.83          50.60            9.6            18.7            17.6
     1987          3.154          14.76          19.41          12.38          46.55           -8.0             5.3             2.6
     1988          3.683          14.62          25.43          13.80          53.85           15.7            16.6            18.4
     1989          3.927          19.42          36.53          20.32          76.27           41.6            31.7            23.7
     1990          4.179          16.82          33.99          19.47          70.28           -7.8            -3.1            -6.0
     1991          4.395          21.03          44.95          26.45          92.43           31.5            30.5            27.8
     1992          4.571          25.68          57.40          34.30         117.38           27.0             7.6             9.6
     1993          4.865          24.04          58.85          34.07         116.96           -0.4            10.1            14.6
     1994          5.163          21.77          57.66          32.97         112.40           -3.9             1.3            -0.4
     1995          5.415          28.07          79.17          44.76         152.00           35.2            37.6            31.1
     1996          5.690          31.30          94.30          52.48         178.08           17.2            23.0            20.7
     1997          5.987          44.66         145.52          77.18         267.36           50.1            33.4            26.9
     1998          6.405          44.66         161.96          79.44         286.06            7.0            28.6            13.6
     1999          7.303          34.32         152.91          63.41         250.64          -12.4            21.0            11.9
24-year annualized total returns                                                               14.8%          16.5%            15.0%

The dollar amount of shares accepted at the time reinvestment occurred was $108.98 for capital gains and $36.93 for income dividends. If capital gains distributions and dividends had been withdrawn in cash, the total dollar amount received would have been $26.08 and $11.54, respectively. Computation of results assumes that all income dividends were reinvested at the then effective net asset value (which is the Trust's current practice as a no-load fund) and not at offering prices which applied when the Trust's shares were sold with a sales charge prior to 1982.

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance over the past ten years of a hypothetical $10,000 investment in Century Shares Trust, the S&P 500 Stock Index, and the Lipper Growth and Income Fund Index. The S&P 500 is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that it is not directly comparable to an actual investor's results. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. While these mutual fund strategies and portfolios differ from each other and from the Trust, they are real managed investment accounts with all the associated requirements and costs.

CENTURY SHARES TRUST AND S&P 500

YEARS     CENTURY        S&P 500
-----     -------        -------
1989      $10,000        $10,000
1990        9,216          9,690
1991       12,119         12,643
1992       15,390         13,606
1993       15,335         14,977
1994       14,737         15,175
1995       19,929         20,878
1996       23,350         25,671
1997       35,056         34,235
1998       37,508         44,020
1999       32,863         53,280

CENTURY SHARES TRUST AND LIPPER G&I

YEARS     CENTURY       LIPPER G&I
-----     -------       ----------
1989      $10,000        $10,000
1990        9,216          9,401
1991       12,119         12,010
1992       15,390         13,166
1993       15,335         14,092
1994       14,737         15,029
1995       19,929         19,709
1996       23,350         23,784
1997       35,056         30,176
1998       37,508         34,274
1999       32,863         38,338

Century Shares Trust's investment results for various periods ended December 31, 1999 are shown below:

  AVERAGE ANNUAL
  TOTAL RETURN

  1 Year     -12.38%

  5 Years     17.40%

  10 Years    12.63%

  20 Years    14.67%

Past performance does not represent the income or capital gain or loss that may be realized from an investment in the Trust today. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Achievement of objectives cannot be assured; however, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of investments. The illustrations throughout this report do not take into account income taxes that a shareholder might have to pay on distributions received or reinvested or upon sale of the investment.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999

Common Stocks: Insurance Companies - 90.6%

      Shares                                                                    Value
      ------                                                                ------------
      200,000        AFLAC Inc. ......................................      $  9,437,500
      486,394        The Allstate Corp. ..............................        11,673,456
      190,000        American General Corp. ..........................        14,416,250
      220,000        American International Group, Inc. ..............        23,787,500
      555,000        AON Corp. .......................................        22,200,000
          325        Berkshire Hathaway Inc. CL A ....................        18,232,500
      245,000        The Chubb Corp. .................................        13,796,562
      708,000        Cincinnati Financial Corp. ......................        22,080,750
       78,400        Everest Reinsurance Holdings, Inc. ..............         1,749,300
       52,200        Gallagher (Arthur J.) & Co. .....................         3,379,950
      220,000        HCC Insurance Holdings, Inc. ....................         2,901,250
      149,100        HSB Group, Inc. .................................         5,041,444
       60,000        Horace Mann Educators Corp. .....................         1,177,500
      380,000        MBIA Inc. .......................................        20,068,750
      130,000        Marsh & McLennan Companies, Inc. ................        12,439,375
      329,100        Mercury General Corp. ...........................         7,322,475
      205,000        Mutual Risk Management Ltd. .....................         3,446,562
      342,500        Ohio Casualty Corp. .............................         5,501,406
      220,000        The Progressive Corp. ...........................        16,087,500
      300,000        Protective Life Corp. ...........................         9,543,750
      217,000        RenaissanceRe Holdings Ltd. .....................         8,869,875
      199,500        SAFECO Corp. ....................................         4,962,563
      260,000        St. Paul Companies, Inc. ........................         8,758,750
      473,300        Torchmark Corp. .................................        13,755,281
       80,000        United Healthcare Corp. .........................         4,250,000
      157,900        UnumProvident Corp. .............................         5,062,669
       29,872        Waddell & Reed Financial, Inc. CL A .............           810,278
       48,572        Waddell & Reed Financial, Inc. CL B .............         1,220,372
      160,000        XL Capital Ltd. .................................         8,300,000
                                                                             ------------
                                                                              280,273,568
                                                                             ------------

COMMON STOCKS:  BANKING AND OTHER FINANCIAL INSTITUTIONS - 9.1%
       80,000        Bank One Corp. ..................................         2,565,000
       50,000        The Bank of New York Company, Inc. ..............         2,000,000
       30,000        Fiserv, Inc. ....................................         1,149,375
      100,000        J.P. Morgan & Co., Inc. .........................        12,662,500
       40,000        U.S. Bancorp ....................................           952,500
      130,000        Wachovia Corp. ..................................         8,840,000
                                                                            ------------
                                                                              28,169,375

TOTAL INVESTMENTS IN COMMON STOCKS - 99.7%
    (Identified Cost, $101,271,996) ..................................       308,442,943
                                                                             ------------

CASH EQUIVALENTS - 0.3%
    1,019,000        State Street Bank and Trust Eurodollar Time
                       Deposit, at cost approximating value,
                       maturity 01/03/00 .............................          1,019,000
                                                                             ------------

Total Investments  - 100% (Identified cost, $102,290,996)                    $309,461,943
                                                                             ============

                            See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $102,290,996) ........      $309,461,943
Dividends and interest receivable ......................................           604,442
Receivable for Trust shares sold .......................................            67,990
                                                                              ------------
      Total Assets .....................................................       310,134,375
                                                                              ------------

LIABILITIES:
Payable for Trust shares repurchased ........................   $201,544
Accrued investment adviser fee (Note 5) .....................    175,730
Accrued expenses and other liabilities ......................    112,837
                                                                --------
      Total liabilities                                                            490,111
                                                                              ------------
NET ASSETS (Note 3) ....................................................      $309,644,264
                                                                              ============

Per share net asset value, offering price and redemption price
  ($309,644,264 / 9,023,396 shares of $1.00 par value capital stock
  outstanding) (Note 2) ................................................      $      34.32
                                                                              ============


Statement of Operations - Year Ended December 31, 1999
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends ..........................................................      $  6,484,370
    Interest ...........................................................           160,151
                                                                              ------------
      Total Income .....................................................         6,644,521

   Expenses:
    Investment adviser fee (Note 5) ......................    $2,418,933
    Non-interested trustees' remuneration ................        96,001
    Transfer agent .......................................       209,348
    Custodian ............................................        56,764
    Insurance ............................................        19,801
    Professional fees ....................................        86,456
    Registration costs ...................................        66,415
    Printing and other ...................................        53,096
                                                              ----------
      Total expenses ...................................................         3,006,814
                                                                              ------------
          Net investment income ........................................         3,637,707
                                                                              ------------
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions .........................        44,149,086
Decrease in unrealized appreciation on investments .....................       (95,998,695)
                                                                              ------------
          Net realized and unrealized loss on investments ..............       (51,849,609)
                                                                              ------------
Net decrease in net assets resulting from operations ...................      $(48,211,902)
                                                                              ============

                            See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                               1999                 1998
                                                                               ----                 ----
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment income ...........................................      $   3,637,707          3,681,227
    Net realized gain on investment transactions ....................         44,149,086         24,282,825
    Decrease in net unrealized appreciation of investments ..........        (95,998,695)          (176,974)
                                                                           -------------          ---------
      Net increase (decrease) in net assets resulting from operations        (48,211,902)        27,787,078
    Net equalization (Note 1C) ......................................            (68,842)           (41,282)
    Distributions to shareholders from:
      Net Investment income .........................................         (3,326,274)        (3,609,921)
      In excess of net investment income ............................           (122,364)              --
      Realized gain from investment transactions ....................        (35,324,476)       (24,160,837)
    Trust share transactions - net (Note 2) .........................        (18,430,813)           578,375
                                                                           -------------          ---------
      Total increase (decrease) .....................................       (105,484,671)           553,413
NET ASSETS:
At beginning of year ................................................        415,128,935        414,575,522
                                                                           -------------          ---------
At end of year (including accumulated distributions in excess of net
investment income of $380,276 and $311,434, respectively) ...........      $ 309,644,264        415,128,935
                                                                           =============        ===========

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------
                                                             1999      1998      1997      1996      1995
                                                            ------    ------    ------    ------    ------
NET ASSET VALUE, beginning of year ......................   $44.66    $44.66    $31.30    $28.07    $21.77
                                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...............................   $ 0.42    $ 0.41    $ 0.39    $ 0.46    $ 0.41
    Net realized and unrealized gain
      (loss) on investments .............................    (6.05)     2.71     15.25      4.34      7.22
                                                            ------    ------    ------    ------    ------
     Total income (loss) from investment operations .....   $(5.63)   $ 3.12    $15.64    $ 4.80    $ 7.63
                                                            ------    ------    ------    ------    ------
LESS DISTRIBUTIONS FROM:
    Net investment income ...............................   $(0.40)   $(0.40)   $(0.38)   $(0.46)   $(0.41)
    In excess of net investment income ..................    (0.01)     --        --        --        --
    Net realized gain on investment transactions ........    (4.30)    (2.72)    (1.90)    (1.11)    (0.92)
                                                            ------    ------    ------    ------    ------
     Total distributions ................................   $(4.71)   $(3.12)   $(2.28)   $(1.57)   $(1.33)
                                                            ------    ------    ------    ------    ------
NET ASSET VALUE, end of year ............................   $34.32    $44.66    $44.66    $31.30    $28.07
                                                            ======    ======    ======    ======    ======
TOTAL RETURN ............................................   (12.4%)     7.0%     50.1%     17.2%     35.2%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (000 omitted) ............... $309,644  $415,129  $414,576  $270,781  $267,181
    Ratio of expenses to average net assets .............    0.82%     0.78%     0.82%     0.87%     0.94%
    Ratio of net investment income to average net assets     1.00%     0.88%     1.04%     1.58%     1.60%
Portfolio Turnover Rate .................................      11%        6%        6%        3%        5%
                                     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

(2) Trust Shares -- At December 31, 1999, 9,023,396 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                                                YEAR ENDED                      YEAR ENDED
                                                                            DECEMBER 31, 1999                DECEMBER 31, 1998
                                                                       ---------------------------     ----------------------------
                                                                         SHARES          AMOUNT          SHARES           AMOUNT
                                                                       ----------     ------------     ----------     -------------
Sold ..............................................................     1,190,034     $ 48,808,793      1,893,592     $  88,413,021
Issued to shareholders in reinvestment of distributions from:
    Net investment income .........................................        61,653        2,368,084         53,174         2,523,968
    Realized gain on investment transactions ......................       816,478       27,254,035        420,247        18,742,997
                                                                       ----------     ------------     ----------     -------------
                                                                        2,068,165       78,430,912      2,367,013       109,679,986
Repurchased .......................................................    (2,340,143)     (96,861,725)    (2,354,844)     (109,101,611)
                                                                       ----------     ------------     ----------     -------------
    Net increase (decrease) .......................................      (271,978)    $(18,430,813)        12,169     $     578,375
                                                                       ==========     ============     ==========     =============

(3) SOURCES OF NET ASSETS -- At December 31, 1999, net assets consisted of:

    Capital paid-in .....................................................................................             $ 103,453,489
    Accumulated distributions in excess of net investment income ........................................                  (380,276)
    Accumulated undistributed net realized loss on investment transactions ..............................                  (599,896)
    Unrealized appreciation in value of investments .....................................................               207,170,947
                                                                                                                      -------------
      Net assets applicable to outstanding capital stock ................................................             $ 309,644,264
                                                                                                                      =============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $41,551,398 and $84,634,487 respectively, during the year ended December 31, 1999. In addition, investment securities having an aggregate market value of $8,412,500 at date of redemption were distributed in payment for Trust shares redeemed, resulting in realized gains of $7,986,614. At December 31, 1999, the cost of investments for federal tax purposes was $102,379,236. Net unrealized appreciation for all securities at that date was $207,082,707. This consisted entirely of aggregate gross unrealized appreciation.

5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1999, the fee amounted to $2,418,933. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.


INDEPENDENT  AUDITORS'  REPORT

To  the  Trustees  and  Shareholders  of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the years in the five year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 14,  2000

FEDERAL  INCOME TAX INFORMATION

The federal tax status of distributions per share in 1999 is as follows:

                                                               TAXABLE AS
                                               TAXABLE AS     CAPITAL GAIN
          DATE PAID                            DIVIDENDS    (SEE NOTE BELOW)
          ---------                            ---------    ----------------
          June 24, 1999 .................        $.20
          December 21, 1999 .............         .21
          December 21, 1999 .............                        $4.30
                                                 ----            -----
               Total ....................        $.41            $4.30
                                                 ====            =====

An amount equal to $.41 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $4.30 per share is taxable in 1999 as a long-term capital gain, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust. Please consult your tax advisor with questions you may have regarding the application of this information to your tax return.

                           ---------------------------

Capital gain distributions since 1952 have been paid, at the option of each shareholder, either in cash or shares of the Trust. The amount of such distributions and tax basis of shares issued are shown below.

FEDERAL TAX BASIS OF SHARES ISSUED IN PAYMENT OF CAPITAL GAIN DISTRIBUTIONS

                             PER SHARE(A)
                  ---------------------------------
                    AMOUNT OF            TAX COST
                  CAPITAL GAIN          BASIS OF
                  DISTRIBUTION        SHARES ISSUED
                  ------------        -------------
1952               $ .04 1/3           $ 5.25 1/3
1953                 --                   --
1954                 .08 1/3             5.62
1955                 .20 2/3             7.91 2/3
1956                 .27 1/3             8.29 1/3
1957                 .26                 7.32 2/3
1958                 .21                 6.85 1/3
1959                 .16 1/3             9.35 2/3
1960                 .26                 9.34
1961                 .41                 9.58
1962                 .46                13.35
1963                 .15                13.20
1964                 .23                15.49
1965                 .30                14.89
1966                 .37                13.67
1967                 .30                11.09
1968                 .30                 9.67
1969                 .38                12.42
1970                 .35                11.05
1971                 .30                11.77
1972                 .35                13.72
1973                 .54                15.94
1974                 .51                12.85
1975                 .29                 8.32
1976                 --                   --
1977                 .30                11.62
1978                 .60                10.41
1979                 .79                10.40
1980                 .96                11.06
1981                 .70                10.64
1982                 .49                11.70
1983                 .45                11.71
1984                 .91                12.69
1985                 .91                13.04
1986 (1-2-86)        .71                17.43
1986 (12-30-86)      .40                18.25
1987                 1.61               14.75
1988                 1.90               14.58
1989                 .71                18.73
1990                 .58                16.72
1991                 .57                20.91
1992                 .56                25.72
1993                 1.10               24.04
1994                 .88                21.77
1995                 .92                28.07
1996                 1.11               31.72
1997                 1.90               44.41
1998                 2.72               44.60
1999                 4.30               33.38
                   ------
Total since 1952   $32.82

(a)  Adjusted for the 3 for 1 stock split on March 9, 1959

                           ---------------------------

This annual report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.

THE CENTURY ADVANTAGE

Century Capital Management's team of industry professionals, with expertise in analyzing risk-based businesses, proprietary research, and industry presence, uniquely positions the Trust to capitalize on change affecting its investment universe.

DEVELOPING AND LEVERAGING AN INFORMATION ADVANTAGE

Century Capital Management's investment professionals have an average of more than 15 years' experience working and investing in the financial services, insurance, and health care industries. Bringing this depth and diversity of backgrounds together yields valuable perspectives in the investment process. One shared perspective is that the industries within the Trust's investment universe are growing, evolving, and converging. Much like "seeing the forest as well as the trees," we evaluate investment opportunities in insurance, banking, health care, and technology within a larger context - the risk management supersector.

FOCUS

Century Capital Management's investment business is built around a focus within specific industries where it's collective expertise adds value. Century Capital Management pursues opportunities for the Trust that hold unusual long-term growth potential for its investors.

HISTORY

Century Shares Trust, one of the oldest mutual funds in America, traces its origins back to 1928. Today, the Trust maintains the same growth and income mandate and focus on risk management businesses laid out over 70 years ago in its initial prospectus. When it comes to investing, history and consistency matter.

SERVICE

Service to the Trust's shareholders is of utmost importance. You will find our professional staff responsive and resourceful. Please call us if you have any questions (800-303-1928). In addition, please visit our website at www.centurycap.com.

[Logo] CENTURY FUNDS
One Liberty Square
Boston, Massachusetts 02109
www.centurycap.com